March 1, 2014

Summary
Prospectus

Large Cap Growth Fund

Class A  VFGAX

Class C  VFGCX

Class I  VFGIX

Class R  VFGRX

Class Y  VFGYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Large Cap Growth Fund
Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 46 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses[3]	0.28%	0.36%	0.23%	1.43%	0.27%
Total Annual Fund Operating Expenses	1.28%	2.11%	0.98%	2.68%	1.02%
Fee Waiver/Expense Reimbursement	0.00%	(0.01)%	(0.03)%	(1.03)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.28%	2.10%[4]	0.95%[4]	1.65%[4]	1.02%[4]

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 51 of the Fund's Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class C, Class I, Class R and Class Y shares do not exceed 2.10%, 0.95%, 1.65% and 1.02% until at least February 28, 2015, February 28, 2015, February 28, 2015 and February 28, 2017, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Large Cap Growth Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$698	$958	$1,237	$2,031
Class C (If you sell your shares at the end of the period.)	$313	$660	$1,133	$2,441
Class I	$97	$309	$539	$1,199
Class R	$168	$735	$1,328	$2,937
Class Y	$104	$325	$563	$1,248

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$213	$660	$1,133	$2,441

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

Large Cap Growth Fund Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in U.S. equity securities of companies whose growth prospects appear to exceed those of the overall market. The issuers usually are listed on a nationally recognized exchange.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large cap companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

"Large cap companies" are companies that at the time of purchase, have market capitalizations within the range of companies comprising the Russell 1000® Growth Index. As of December 31, 2013, the Russell 1000® Growth Index included companies with approximate market capitalizations between $1 billion and $527 billion. The size of companies in the index changes with market conditions and the composition of the index.

In making investment decisions for the Fund, the Adviser will invest the Fund's assets in stocks of approximately 25-45 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs).

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  The portfolio manager may not execute the Fund's principal investment strategies effectively.

■  A company's earnings may not increase as expected.

Large Cap Growth Fund Summary (continued)

■  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Large Cap Growth Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of the Russell 1000® Growth Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class Y shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.

If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  18.09% (quarter ended September 30, 2010)

Lowest  -24.34% (quarter ended December 31, 2008)

Large Cap Growth Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
CLASS A
Before Taxes	25.03%	17.67%	7.13%
After Taxes on Distributions	22.54%	16.99%	6.82%
After Taxes on Distributions and Sale of Fund Shares	16.22%	14.42%	5.81%
CLASS C
Before Taxes	30.67%	18.10%	6.92%
CLASS I
Before Taxes	33.12%	11.98%[1]	N/A
CLASS R
Before Taxes	32.15%	18.62%	7.43%
INDEX
Russell 1000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	33.48%	20.39%	7.83%

1Performance is from March 1, 2011, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Erick F. Maronak is a Chief Investment Officer (Large Cap Growth) of the Adviser. He has been Lead Portfolio Manager of the Fund since 2003.

Scott R. Kefer is a Senior Portfolio Manager/Analyst of the Adviser and has been Portfolio Manager of the Fund since 2003.

Jason E. Dahl is a Senior Portfolio Manager/Analyst of the Adviser and has been Portfolio Manager of the Fund since 2003.

Michael B. Koskuba is a Senior Portfolio Manager/Analyst of the Adviser and has been Portfolio Manager of the Fund since 2003.

Large Cap Growth Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-LCGF-SUMPRO (3/14)